UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2020

Cinemark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNK	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective November 18, 2020 (the “Effective Date”), Cinemark Holdings, Inc. (the “Company”) entered into the Second Amended and Restated Employment Agreement with Mark Zoradi (the “Restated Employment Agreement”).  The Restated Employment Agreement extends the term of Mr. Zoradi’s employment from December 31, 2020 to December 31, 2021 (the “Term”), provided however, the end of the Term may be accelerated upon the mutual agreement of Mr. Zoradi and the Board of Directors of the Company (the “Board”). Additionally, upon termination of Mr. Zoradi’s employment by us without cause or his resignation for good reason, Mr. Zoradi and his dependents shall be entitled to continue to participate in the Company's group health insurance programs on the same terms as similarly situated active employees for a period of 18 months instead of 24 months as was previously provided.

The foregoing description is qualified in its entirety by reference to the full text of the Restated Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 19, 2020, the Board approved an amendment and restatement of the Cinemark Holdings, Inc. 2017 Omnibus Incentive (the “Restated Omnibus Plan”) amending the Cinemark Holdings, Inc. 2017 Omnibus Plan (the “Omnibus Plan”). The Omnibus Plan, approved by the Company’s stockholders at the 2017 annual meeting, was amended to delete certain provisions, including defined terms and timing requirements, that are no longer applicable due to the elimination of the performance-based compensation exception to Section 162(m) of the Internal Revenue Code.

The foregoing description of the Restated Omnibus Plan is qualified in its entirety by reference to the full text of the Restated Omnibus Plan, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Exhibit Description

10.1	Second Amended and Restated Employment Agreement, dated November 18, 2020, by and between Cinemark Holdings, Inc. and Mark Zoradi.

10.2	Amended and Restated Cinemark Holdings, Inc. 2017 Omnibus Incentive, dated November 19, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

By:	/s/ Michael D. Cavalier
Name:	Michael D. Cavalier
Title:	Executive Vice President - General Counsel

Date: November 20, 2020